Exhibit 99.1

Impinj Announces First Quarter 2018 Financial Results

SEATTLE, WA, May 7, 2018 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the quarter ended March 31, 2018.

“Based on team execution, enhanced partner inventory visibility and positive bookings trends,” said Chris Diorio, Impinj co-founder and CEO, “we believe we are on track to make the first half of 2018 the turning point for our business.”

First Quarter 2018 Financial Summary

•	Revenue was $25.1 million
•	GAAP gross margin of 46.9%; non-GAAP gross margin of 49.2%
•	GAAP net loss of $14.4 million, or loss of $0.68 per basic and diluted share using 21.1 million shares
•	Adjusted EBITDA loss of $7.1 million
•

Non-GAAP net loss of $8.0 million, or loss of $0.38 per diluted share using 21.1 million shares, calculated using our historical methodology for non-GAAP net income; see "Non-GAAP Financial Measures" below for more information

A reconciliation between GAAP and non-GAAP and a description of the methodology we intend to use for calculating non-GAAP net loss for future periods is provided in the "Non-GAAP Financial Measures" section below.

Second Quarter 2018 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the second quarter of 2018 (in millions, except per share data):

Three Months Ended
June 30,
2018
Revenue	$25.0 to $27.0
GAAP Net loss (1)	$(12.1) to $(10.6)
Adjusted EBITDA	$(7.75) to $(6.25)
Non-GAAP Net loss	$(8.0) to $(6.5)
GAAP Weighted-average shares — basic and diluted	21.3 to 21.6
GAAP Net loss per share — basic and diluted (1)	$(0.57) to $(0.49)
Non-GAAP Weighted-average shares — basic and diluted	21.3 to 21.6
Non-GAAP Net loss per share — basic and diluted	$(0.38) to $(0.30)
(1)	GAAP net loss guidance excludes the impact of forecasted stock-based compensation expense related to the voluntary stock option exchange offer announced on April 18, 2018.

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call and webcast today, May 7, 2018 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to discuss our first quarter 2018 results as well as its outlook for its second quarter of 2018. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10119247.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the second quarter of 2018. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

###

Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

Media Relations

Gaylene Meyer

Sr. Director Communications

gmeyer@impinj.com

+1-206-812-9816

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	March 31,	December 31,
	2018	2017
Assets:
Current assets:
Cash and cash equivalents	$28,000	$19,285
Short-term investments	29,873	38,831
Accounts receivable, net	17,023	22,244
Inventory	54,706	47,083
Prepaid expenses and other current assets	1,846	2,359
Total current assets	131,448	129,802
Property and equipment, net	17,507	18,110
Other non-current assets	208	241
Goodwill and other intangible assets, net	3,881	3,881
Total assets	$153,044	$152,034
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$4,499	$4,666
Accrued compensation and employee related benefits	4,444	5,729
Accrued liabilities	3,374	3,162
Accrued restructuring costs	2,352	—
Current portion of long-term debt	—	4,088
Current portion of capital lease obligations	814	936
Current portion of deferred rent	363	628
Current portion of deferred revenue	586	714
Total current liabilities	16,432	19,923
Long-term debt, net of current portion	19,841	5,500
Capital lease obligations, net of current portion	625	745
Long-term liabilities — other	548	532
Long-term restructuring liabilities	1,286	—
Deferred rent, net of current portion	5,596	5,891
Deferred revenue, net of current portion	156	501
Total liabilities	44,484	33,092
Stockholders' equity:
Preferred stock, $0.001 par value — 5,000 shares authorized, no shares issued and outstanding at March 31, 2018 and December 31, 2017	—	—
Common stock, $0.001 par value — 495,000 shares authorized, 21,332 and 20,973 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	21	21
Additional paid-in capital	327,562	323,482
Accumulated other comprehensive loss	(56)	(36)
Accumulated deficit	(218,967)	(204,525)
Total stockholders' equity	108,560	118,942
Total liabilities and stockholders' equity	$153,044	$152,034

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2018	2017
Revenue	$25,068	$31,727
Cost of revenue	13,306	14,959
Gross profit	11,762	16,768
Operating expenses:
Research and development	8,003	7,343
Sales and marketing	8,859	7,336
General and administrative	5,225	4,087
Restructuring costs	3,927	—
Total operating expenses	26,014	18,766
Loss from operations	(14,252)	(1,998)
Other income (expense), net	90	269
Interest expense	(229)	(374)
Loss before income taxes	(14,391)	(2,103)
Income tax expense	(51)	(57)
Net loss	$(14,442)	$(2,160)
Net loss per share — basic and diluted	$(0.68)	$(0.11)
Weighted-average shares outstanding — basic and diluted	21,125	20,344

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2018	2017	2018	2017
Net loss	$(14,442)	$(2,160)	$(14,442)	$(2,160)
Other comprehensive loss, net of tax:
Unrealized losses on investments	(20)	(36)	(56)	(36)
Total other comprehensive loss	(20)	(36)	(56)	(36)
Comprehensive loss	$(14,462)	$(2,196)	$(14,498)	$(2,196)

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended
	March 31,
	2018	2017
Operating activities:
Net loss	$(14,442)	$(2,160)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,120	874
Stock-based compensation	2,065	1,370
Restructuring costs	454	—
Accretion of discount or amortization of premium on short-term investments	(60)	59
Amortization of debt issuance costs	21	23
Changes in operating assets and liabilities:
Accounts receivable	5,221	(3,630)
Inventory	(7,623)	(11,455)
Prepaid expenses and other assets	561	543
Deferred revenue	(473)	139
Deferred rent	(1,123)	925
Accounts payable	34	(50)
Accrued compensation and benefits	(1,236)	(3,406)
Accrued liabilities	307	147
Accrued restructuring costs	3,638	—
Net cash used in operating activities	(11,536)	(16,621)
Investing activities:
Purchases of investments	(8,857)	(17,293)
Proceeds from maturities of investments	17,850	7,861
Purchases of property and equipment	(698)	(1,220)
Net cash provided by (used in) investing activities	8,295	(10,652)
Financing activities:
Payments on capital lease financing obligations	(242)	(280)
Payments on term loans	(2,147)	(159)
Proceeds from term loans, net of debt issuance costs	12,379	—
Proceeds from exercise of stock options and employee stock purchase plan	1,966	1,983
Payments of deferred offering costs	—	(600)
Net cash provided by financing activities	11,956	944
Net increase (decrease) in cash and cash equivalents	8,715	(26,329)
Cash and cash equivalents
Beginning of period	19,285	33,636
End of period	$28,000	$7,307

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude the effects of stock-based compensation, depreciation, restructuring costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs, other income (expense), net, interest expense and income tax expense. Restructuring costs relate to an effort in the first quarter of 2018 to reduce headcount and sublease office space to match strategic and financial objectives and optimize resources for long term growth. We believe that adjusted EBITDA provides meaningful supplemental information regarding our performance and liquidity.

Non-GAAP Net Income (Loss) (historical methodology)

Non-GAAP net income (loss) historically consisted of net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs not anticipated to be paid in cash during the period (for more information about restructuring costs, please refer to description in adjusted EBITDA above), amortization of debt issuance costs and non-cash income tax expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which primarily consist of federal net operating loss carryforwards and federal research and experimentation credit carryforwards.

Non-GAAP Net Income (Loss) (new methodology)

We have redefined non-GAAP net income (loss) to consist of net income (loss) determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, restructuring costs (for more information about restructuring costs, please refer to description in adjusted EBITDA above), amortization of debt issuance costs and non-cash income tax expense. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which primarily consist of federal net operating loss carryforwards and federal research and experimentation credit carryforwards. We have added back all of the net restructuring costs, whether or not cash was paid during the period, because of the non-recurring nature of restructuring costs. By better reflecting our future operating performance we believe this presentation will enhance comparability of our operating results.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended
	March 31,
	2018	2017
GAAP Gross profit	$11,762	$16,768
Adjustments:
Depreciation	500	385
Stock-based compensation	83	46
Non-GAAP Gross profit	$12,345	$17,199

GAAP Gross margin	46.9%	52.9%
Adjustments:
Depreciation	2.0%	1.2%
Stock-based compensation	0.3%	0.1%
Non-GAAP Gross margin	49.2%	54.2%

GAAP Research and development expense	$8,003	$7,343
Adjustments:
Depreciation	(385)	(306)
Stock-based compensation	(759)	(483)
Non-GAAP Research and development expense	$6,859	$6,554

GAAP Sales and marketing expense	$8,859	$7,336
Adjustments:
Depreciation	(129)	(119)
Stock-based compensation	(757)	(607)
Non-GAAP Sales and marketing expense	$7,973	$6,610

GAAP General and administrative expense	$5,225	$4,087
Adjustments:
Depreciation	(106)	(64)
Stock-based compensation	(466)	(234)
Non-GAAP General and administrative expense	$4,653	$3,789

GAAP Total operating expense	$26,014	$18,766
Adjustments:
Depreciation	(620)	(489)
Stock-based compensation	(1,982)	(1,324)
Restructuring costs	(3,927)	—
Non-GAAP Total operating expense	$19,485	$16,953

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2018	2017
GAAP Net loss	$(14,442)	$(2,160)
Adjustments:
Depreciation	1,120	874
Stock-based compensation	2,065	1,370
Other (income) expense, net	(90)	(269)
Interest expense	229	374
Income tax expense	51	57
Restructuring costs	3,927	—
Adjusted EBITDA	$(7,140)	$246

Reconciliation based on historical methodology
GAAP Net loss	$(14,442)	$(2,160)
Adjustments:
Depreciation	1,120	874
Stock-based compensation	2,065	1,370
Amortization of debt issuance costs	21	23
Non-cash income tax expense	16	22
Restructuring costs not paid in cash in period presented	3,184	—
Non-GAAP Net income (loss)	$(8,036)	$129
Non-GAAP Net income (loss) per share:
Basic	$(0.38)	$0.01
Diluted	$(0.38)	$0.01

Reconciliation based on new methodology
GAAP Net loss	$(14,442)	$(2,160)
Adjustments:
Depreciation	1,120	874
Stock-based compensation	2,065	1,370
Amortization of debt issuance costs	21	23
Non-cash income tax expense	16	22
Restructuring costs	3,927	—
Non-GAAP Net income (loss)	$(7,293)	$129
Non-GAAP Net income (loss) per share:
Basic	$(0.35)	$0.01
Diluted	$(0.35)	$0.01

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended
	March 31,
	2018	2017
GAAP and non-GAAP Weighted-average shares — basic	21,125	20,344

GAAP Weighted-average shares — diluted	21,125	20,344
Adjustments:
Effects of dilutive securities
Unvested shares of common stock subject to repurchase	—	100
Stock awards	—	1,244
Non-GAAP Weighted-average shares — diluted	21,125	21,688

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited)

Three Months Ended
June 30,
2018
GAAP Net loss	$(11,350)
Adjustments:
Forecasted Depreciation	1,550
Forecasted Stock-based compensation	2,500
Forecasted Other (income) expense, net	(90)
Forecasted Interest expense	340
Forecasted Income tax expense	50
Adjusted EBITDA	$(7,000)

GAAP Net loss	$(11,350)
Adjustments:
Forecasted Depreciation	1,550
Forecasted Stock-based compensation	2,500
Forecasted Amortization of debt issuance costs	25
Forecasted Non-cash income tax expense	25
Non-GAAP Net loss	$(7,250)
Non-GAAP Net loss per share — basic and diluted	$(0.34)
Weighted-average shares — basic and diluted	21,450